Exhibit 10.10(b)

Company Name:	B SQUARE CORPORATION

MS Agreement Number:	***

Start Date:	July 01, 2010

End Date:	June 30, 2011

Company’s MS ID Number:	***

Territory:	United States of America, Canada, Caribbean (excluding Cuba) and Mexico

MICROSOFT OEM DISTRIBUTION AGREEMENT FOR SOFTWARE PRODUCTS FOR EMBEDDED SYSTEMS

Microsoft Licensing, GP (“MS”), and the undersigned company (“Company”) agree to be bound by the terms of this MICROSOFT OEM DISTRIBUTION AGREEMENT FOR SOFTWARE PRODUCTS FOR EMBEDDED SYSTEMS (“Agreement”) effective as of the date above (“Start Date”).

This Agreement consists of the following:

This Signature Page

Reporting and Payment Schedule

Notices Schedule - MSL, GP

Terms - MSL, GP

OEM Volume Royalty Program Schedule - MSLGP

DOC, MOO and ECE Schedule

MICROSOFT LICENSING, GP		B SQUARE CORPORATION

A general partnership organized under the laws of: State of Nevada, U.S.A.		A company organized under the laws of: Washington, USA

By:	/s/ Sal Onas	By:	/s/ Scott Mahan
	(signature)		(signature)

Name:	Sal Onas	Name:	Scott Mahan
	(printed)		(printed)

Title:	Sr. Program Manager	Title:	Chief Financial Officer
	(printed)		(printed)

Date:	June 4, 2010	Date:	June 4, 2010

CONFIDENTIAL

04/09/10 59528v12 Microsoft OEM Distribution Agreement for Software Products for Embedded Systems

Form 2.8.65

Document Tracking Number: ***

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

REPORTING AND PAYMENT SCHEDULE

Shipping, Billing, Rebates, Support

Company’s VAT Number:

Company “Ship To” Address	Company Billing Address
*** B SQUARE CORPORATION 110 110th Ave. NE Ste. 200 Bellevue, Washington 98004 United States	*** B SQUARE CORPORATION 110 110th Ave. NE Ste. 200 Bellevue, Washington 98004 United States

Telephone: 425 519 5900 Fax: 425 519 5999 E-mail: ***	Telephone: 425 519 5900 Fax: 425 519 5999 E-mail: ***

Company Technical Support Number: 1.425.519.5900

Payment

Company must include applicable MS invoice numbers and its VAT number on all payments.

Send Payments via Wire Transfer Only to:

Microsoft Licensing, GP

***

Or to such other address or account as MS may specify from time to time.

MOO and ECE Company Administrator

Company designates as its DOC, ECE and MOO Company Administrator the following individuals.

Name: ***

B SQUARE CORPORATION

110 110th Ave NE

Ste. 200

Bellevue, Washington 98004

United States

Telephone: 425-519-5900

Fax: 425-519-5900

E-mail: ***

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

NOTICES SCHEDULE

The parties must address any notices related to this Agreement to the contacts and locations listed below. Either party may change these contacts by providing *** days prior notice to the other party. All written notices must be in the English language.

Company Information	MS Information
*** B SQUARE CORPORATION 110 110th Ave. NE Ste. 200 Bellevue, Washington 98004 United States	Microsoft Licensing, GP ***

Telephone: 425 519 5900 Fax: 425 519 5999 E-mail: ***

With a copy to:

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

TERMS

1.	Definitions

(a)	“APM” means associated product materials MS designates from time to time as a part of the Products. Examples of APM include documentation and external media. Company acquires APM from an AR.

(b)	“ARA” means an additional rights agreement such as the Microsoft OEM Customer License Agreement for Use of Third Party Brand Names and Trademarks and the Microsoft OEM Customer License Agreement for Field Upgrades.

(c)	“AR” means an MS-authorized replicator and supplier of APM and COAs.

(d)	Intentionally left blank.

(e)	“CLA” means the serialized OEM Customer License Agreement for Embedded Systems as made available by MS. For additional information on the CLA, Company should contact its MS account manager.

(f)	“Claim” is defined in section 8(a).

(g)	“COA” means the certificate of authenticity designated by MS.

(h)	“Default Charge” means an amount owed as liquidated damages for the unauthorized distribution of Products under this Agreement. The Default Charge for each Product is ***% of the royalty for the Product (excluding discounts and rebates), less any royalty paid for the unauthorized distribution.

(i)	“Distributor ALPs” means the licensing terms and conditions for a Product on the Royalty Rate List.

(j)	“DOC” means the Digital Operations Center, which is accessed via MOO.

(k)	“ECE” means the Mobile & Embedded Communications Extranet, which is the Internet site located at ***. MS may designate a successor URL from time to time. The ECE is made available to Company as an informational resource.

(l)	Intentionally left blank.

(m)	“Embedded Application” means an industry- or task-specific software program and/or functionality with all of the following attributes:

(1)	It provides the primary functionality of the Embedded System.

(2)	It is designed to meet the functionality requirements of the specific industry into which the Embedded System is marketed.

(3)	It offers significant functionality in addition to the Product software.

(n)	“Embedded System” means OEM Customer’s computing system or device with an Image that

(1)	is designed for and distributed with an Embedded Application; and

(2)	is not marketed or useable as a general-purpose personal computing device (such as a personal computer), a multi-function server or a commercially viable substitute for one of these systems.

(o)	Intentionally left blank.

(p)	“Image” means the binaries for the Product included on an Embedded System and the OEM Customer’s binaries.

(q)	“Material Amount” means ***.

(r)	Intentionally left blank.

(s)	“Minimum Requirements” means ***.

(t)	Intentionally left blank.

(u)	“Misappropriate” has the same meaning given in the Uniform Trade Secrets Act.

(v)	“MOO” means the MS OEM Online website located at *** (or any successor URL provided by MS).

(w)	“MS Affiliate” means any entity that directly or indirectly controls, is controlled by, or is under common control with MS, including MSCORP.

(x)	“MS Parties” means MS, Suppliers, and/or their respective officers, employees, and agents.

(y)	“MSCORP” means Microsoft Corporation, a company organized under the laws of the State of Washington, U.S.A.

(z)	“MSLI” means Microsoft Licensing, GP, a general partnership organized under the laws of the State of Nevada, U.S.A., of which MSCORP is a general partner.

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(aa)	“OEM ALPs” means licensing terms and conditions for the Product on the “Additional Licensing Provisions” affixed to the Runtime License Envelope. Courtesy copies of the ALPs are available on the ECE.

(bb)	“OEM Customer” means an original equipment manufacturer of one or more Embedded Systems that has signed a current CLA.

(cc)	“OEM Volume Royalty Program” has the meaning specified in the OEM Volume Royalty Program Schedule.

(dd)	“Outsource Manufacturer” or “OM” is an entity approved by MS in writing that an OEM Customer engages to:

(1)	install an Image on an Embedded System,

(2)	manufacture an Embedded System,

(3)	prepare the Embedded System for distribution, and

(4)	distribute Embedded Systems on behalf of OEM Customer to OEM Customer, the Channel(as defined in the CLA), and End Users (as defined in the CLA).

An Outsource Manufacturer can be a third party or owned by the OEM Customer. In order to maintain status as an approved OM, the OM must not develop or build the Image.

(ee)	Intentionally left blank.

(ff)	“Prior Agreement” is defined in section 13(c).

(gg)	“Product(s)” means the MS products identified as licensed in the Product Viewer Tool. Products are available from an AR or an MS Party for redistribution to OEM Customers. Products include MS software (including Supplements), COAs, and APM.

(hh)	“Product Viewer Tool” means the application in DOC that allows users to search for MS part numbers, and bills of material for Products.

(ii)	“Recovery Image” means a copy of the Image as originally installed on the Embedded System. A Recovery Image is used to reinstall the Image.

(jj)	“Reporting Guidelines” means the Sales-Out and Royalty Reporting Guidelines posted on the ECE. These guidelines provide for electronic submission to MS of sales-out information as reasonably requested by MS. MS reserves the right to modify such guidelines with *** days’ notice. Any part of the Reporting Guidelines that conflicts with any term or condition of this Agreement shall not apply to this Agreement.

(kk)	“Resource Guide” means the Microsoft Embedded Distributor Resource Guide posted on the ECE. It contains general licensing, operational, and Product ordering information, but not licensing terms. MS reserves the right to modify the Resource Guide with *** days’ notice. Any part of the Resource Guide that conflicts with any term or condition of this Agreement shall not apply to this Agreement.

(ll)	“Royalty Rate List” means the list of royalty-bearing Products and royalty rates. This list also contains Distributor ALPs and other information.

(mm)	“Runtime License” means a license to distribute a single Image on an Embedded System.

(nn)	“Runtime License Envelope” means the envelope that contains the OEM ALPs for the Product. A Runtime License Envelope may contain COAs.

(oo)	“Sample Code” means the software marked as “sample” or delivered in a folder marked “sample” that may be included as a part of the Product. Sample Code may be in source code or object code format. Sample Code is not “covered software” under MS’ published indemnification policy.

(pp)	“Standards” means telecom and CODEC standards (including any successors or derivatives) as well as any rights offered by patent pool licensing agencies such as MPEGLA, VIA Licensing and HDMI Licensing.

Examples include, without limitation:

•	Global System for Mobile (Communications) (GSM)

•	General Packet Radio Services (GPRS)

•	Code Division Multiple Access (CDMA)

•	Single Carrier Radio Transmission Technology (CDMA/1xRTT)

•	MPEG (audio and video)

MS may update this list for Company’s reference purposes on the ECE.

(qq)	“Successor Agreement” is defined in section 13(b).

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(rr)	“Supplement” means a supplement to or replacement of any part of a Product that MS provides to Company. Additional terms for Supplements, if any, are set forth in Supplement letters (“Supplement Letters”).

(ss)	“Suppliers” means MSCORP, MSLI, and other licensors or suppliers of Product or portions of Product.

(tt)	“Territory” means the specific countries or regions of the world on the Signature Page.

(uu)	“Trade Secret” has the same meaning given in the Uniform Trade Secrets Act.

(vv)	“Update Image” means an Image that consists of an updated version of the Product binaries such as supplement code and/or an updated version of the OEM Customer binaries. An Update Image may include the previously distributed version of the Product binaries or the OEM Customer binaries, but not both.

(ww)	“VAT Number” is defined in section 3(g)(1).

2.	License Grant and Limitations

(a)	License Grant. MS grants to Company a non-exclusive, limited license to distribute Products solely:

(1)	to OEM Customers located in the Territory, and

(2)	worldwide (subject to section 17) to OMs.

(b)	Ordering

(1)	Company shall only accept orders from OEM Customers or on behalf of OEM Customers from OMs.

(2)	Company shall verify via the MOO tool that all orders are from (or on behalf of) parties that have current OEM Customer status.

(3)	Additional countries may be added to the Territory only after Company’s MS regional channel manager approves the addition and it is added to MOO.

(4)	Company shall not execute a CLA. Company is not permitted to act as an OEM Customer.

(c)	ARs and Available Products

(1)	Company may acquire APM and COAs only from ARs (or MS Parties). A list of ARs is available on the ECE. MS may update that listing from time to time.

(2)	Company shall order and acquire from an AR (or an MS Party) only Products listed on the Product Viewer Tool.

(3)	If MS has removed a Product from the Product Viewer Tool, Company may only continue to distribute the Product until the earlier of:

(i)	The Product distribution end date that is set by MS; and

(ii)	Termination or expiration of this Agreement.

(4)	Company may order Recovery Images and Update Images (on behalf of OEM Customers) that are based on Products listed on the Product Viewer Tool. Recovery Images and Update Images may only be distributed to OEM Customers, or OMs on behalf of OEM Customers.

(d)	Packaging Intact

(1)	Company shall distribute the Product in the unopened form/packaging as received from the AR and/or MS Party.

(2)	Company shall not modify or remove any part of the contents or packaging of the Product.

(e)	Inventory Control. Company shall maintain a level of security sufficient to prevent loss or unauthorized distribution of Product.

(f)	No Conflicts. Company shall not provide to OEM Customers any non-MS information that conflicts with or supersedes or purports to supersede the CLA, any ARAs or the OEM ALPs.

(g)	Product-Specific Terms. Company shall comply with the Distributor ALPs.

(h)	Potential OEM Customers. Company shall perform the following steps for each potential OEM Customer. Company shall:

(1)	Ensure that it uses the most current CLA and ARA forms.

(2)	Before any potential OEM Customer signs a CLA, ensure that the company is within the Territory.

(3)	Notify each potential OEM Customer that only an authorized signatory of the prospective OEM Customer may execute the CLA or ARA.

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(4)	Provide the potential OEM Customer a courtesy copy of the applicable OEM ALPs before the OEM Customer first licenses any Product.

(5)	Verify that:

(i)	The information provided by the potential OEM Customer is complete and correct;

(ii)	No changes or alterations have been made to the CLA or ARA; and

(iii)	Each such agreement has been properly completed and executed by an authorized representative of the potential OEM Customer.

(i)	New OEM Customers. Company shall perform the following steps for each new OEM Customer. Company shall:

(1)	If the OEM Customer requests ARAs, comply with the instructions described in the Resource Guide.

(2)	Provide Recovery Images and Update Images to OEM Customers as received from an AR and in accordance with the Resource Guide.

(3)	Provide Supplements on external media as received from an AR or MS Party and any related OEM ALPs for OEM Customer only in the manner set forth in the applicable Supplement Letter from MS.

(4)	Forward to MS OEM Customer-signed originals of any CLAs and ARAs returned to Company in time for sales-out reporting.

(j)	Interim Shipments. MS agrees that between the time Company obtains the OEM Customer’s signature on the CLA and the date MS countersigns:

(1)	Company may distribute Products to the OEM Customer, and

(2)	***. CLAs should be processed in time for sales-out reporting.

(k)	OEM Customer Notices. Company shall instruct each OEM Customer that:

(1)	Design Restrictions on High Risk Activities. The Products are not fault-tolerant and are not designed, manufactured or intended for any use requiring fail-safe performance in which the failure of a Product could lead to death, serious personal injury, or severe physical or environmental damage (“High Risk Activities”). This includes the operation of aircraft or nuclear facilities. OEM Customer agrees not to use, or license the use of, the Product in connection with any High Risk Activities.

(2)	OEM Customers may only distribute Products:

(i)	As part of the OEM Customers’ Embedded Systems;

(ii)	That were obtained by the OEM Customers directly from an MS-authorized distributor; and

(iii)	In accordance with the CLA, the OEM ALPs, and the ARAs.

(3)	OEM Customers may only reproduce and distribute Update Images, Supplements, and Recovery Images in accordance with the CLA.

(l)	IP Notices. Company shall not remove or obscure any copyright, trademark or patent notices that appear on the Product as delivered to Company.

(m)	MS Logos. Company’s use of any logo of MS or MSCORP requires a separate logo license from MSCORP. Logo licenses and standard guidelines are posted at ***.

(n)	Unauthorized Distribution. Upon notice from MS, Company shall promptly discontinue distribution of Product to OEM Customers or potential OEM Customers. Company shall cooperate with MS in investigating instances of unauthorized distribution of Products. Company shall make commercially reasonable efforts to retrieve any Products previously distributed to such OEM Customers or potential OEM Customers.

(o)	No Reverse Engineering. Company must not reverse engineer, decompile, or disassemble the Product, except and only to the extent applicable law expressly permits the activity.

(p)	No Representations for MS. Company shall not make any representation or warranty (express or implied) to OEM Customer, or any other third party, on behalf of MS. Company shall defend, indemnify, and hold MS and its Suppliers harmless from any claim or damages and reasonable attorneys’ fees arising out of any warranty or representation by Company.

(q)	This Agreement does not give Company title to any Product, packaging, papers, materials, or other property of MS related to a Product.

(1)	MS retains title to all APM and COAs (and related materials) from the time that the Product is acquired by Company until Company distributes the Products to or for the OEM Customers.

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(2)	In no circumstances will any receiver or trustee of Company be entitled to sell or distribute any Product obtained by Company pursuant to this Agreement.

(r)	Unless otherwise provided in writing from MS, Company may not deliver Product to any other company that has an effective Microsoft OEM Distribution Agreement for Software Products for Embedded Systems.

(s)	Company agrees that it has received and reviewed a courtesy copy of the Minimum Requirements (if applicable in the Territory). Company further agrees to achieve compliance with the Minimum Requirements (if any) within *** days of the Start Date and to maintain such compliance after that.

(t)	Drop Ship Option Available. OEM Customers may request that orders from Company be shipped directly from the AR to an OM (whether or not situated within the Territory). Company must forward this request using the “Drop Ship Request Form” to the MS account manager for approval. If approved, notice will be sent to Company and the AR to begin processing of the purchase order.

(u)	The CLA has a section 2(i) that reads as follows (underlined emphasis added):

“COAs and APM. ***

(v)	Outsource Manufacturer Placement of Purchase Orders. Under certain circumstances, an OM may place a purchase order directly with Company. The OM is required to include the following information in the purchase order: the name of the OEM Customer, CLA number of the OEM Customer, and the activity to be performed on behalf of the OEM Customer. If Company receives such a purchase order, Company must: i) verify that OEM Customer has an active CLA and that the OM has already been approved by MS as part of the OM ARA process; and ii) when shipping the order to the OM, Company must notify the OEM Customer of the shipment.

3.	Reports and Payments

(a)	Royalty Rate List

(1)	At least *** days prior to the first day of each month, MS will post the Royalty Rate List for the upcoming month on the ECE.

(2)	MS may modify the Royalty Rate List upon notice to Company. Submission of Product orders to ARs or distribution of Product after the effective date of any modifications to the Royalty Rate List shall constitute Company’s acceptance of such modifications. The new Royalty Rate List will be effective on the date specified on the Royalty Rate List or, if no date is specified, upon notice of the change.

(3)	If Company elects to participate in the OEM Volume Royalty Program, Company shall comply with the terms and conditions in the OEM Volume Royalty Program Schedule.

(4)	MS may offer a performance rebate program (“Rebate Program”) to encourage its distributors to promote and expand sales of Products. Company may qualify to participate in the Rebate Program and earn rebates for achieving defined objectives as outlined on ECE. Company should contact its MS account manager with any questions about the Rebate Program.

(b)	Sales-Out Reports

(1)	Within *** days after the end of each calendar month, Company shall provide a report as required by the then-current Reporting Guidelines. Company shall provide its final report *** days after this Agreement terminates or expires.

If Company fails to submit a sales-out report, Company may receive daily notices from MS to correct the problem. MS may invoice Company based on Product shipment reports submitted to MS by the ARs.

(2)	Company shall ensure that all reports under this Agreement:

(i)	are accurate and complete,

(ii)	are in compliance with the requirements in the Reporting Guidelines, and

(iii)	are in compliance with any Minimum Requirements applicable in the Territory.

(3)	Company shall take all steps necessary to ensure that they comply with all applicable local and national data protection laws when collecting and providing data to MS.

(c)	Royalty Payments. For each unit of Product distributed by Company, Company agrees to pay MS the royalty rate in the Royalty Rate List in effect during the month in which Product is shipped by Company. Company shall pay royalties within *** days after the end of each calendar month in which Product was shipped. Company shall pay royalties within *** days after the termination or expiration date of this Agreement for all Product distributed in the final full or partial month and all inventory not returned to MS.

(d)	Monthly Payments. For each calendar month, Company shall remit payment to MS via wire transfer, as specified in the Payment section of the Reporting and Payment Schedule.

(e)	Late Payments

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(1)	If Company does not meet MS payment terms, MS may, without limiting its remedies, do any of the following:

(i)	require ARs to suspend all pending Company orders; or

(ii)	terminate this Agreement.

(2)	If Company fails to pay any royalty or other payment due under this Agreement by the applicable due date, then MS may apply a late charge on the past due amount. To the extent permitted by applicable law, the late charge will be assessed at an annual rate equal to ***%. The late charge will accrue monthly (before and after any judgment) from the due date through the date of actual payment (both dates inclusive). Late charges will be applied and without prejudice to any other right or remedy available to MS.

(f)	Currency

All payments must be in U.S. dollars and amounts owed will not be satisfied by a tender or any recovery pursuant to any judgment that is expressed in or converted by MS to any currency other than U.S. dollars.

(g)	Withholding Tax

(1)	Foreign tax. If Company is required by any foreign tax authority to withhold taxes on payments to MS, then Company may deduct such taxes from the amount owed MS and pay them to that authority. Company must deliver to MS an official receipt for any taxes withheld (or other documents necessary) for MS to claim a foreign tax credit. Company must deliver the receipt within *** days of payment of the tax. If MS is defined as MSLI or MCCL, a foreign tax authority is a non-U.S. authority. If MS is defined as MIOL, a foreign tax authority is a non-Irish authority. If Company does business in a jurisdiction, that uses the Value Added Tax or sales tax numbers (“VAT Number”) for tax identification purpose, Company must provide its VAT Number in the Reporting and Payment Schedule.

(2)	Tax Certificate. If Company conducts business in the U.S.A. and qualifies for a state resale tax-exempt certificate, then Company shall provide MS with a copy of its U.S.A. state resale tax-exempt certificate, if applicable, with this Agreement when it is returned for signature by MS.

(h)	Credit Review. MS reserves the right to review Company’s financial condition, payment history, and overall credit worthiness during the term of this Agreement. By signing this Agreement Company authorizes MS to access any credit bureaus or agencies to inquire about Company’s financial condition. Upon request, Company shall provide its current audited financial statements. After review of Company’s financial condition, payment history and overall credit worthiness, MS may require any of the following payment assurances:

(1)	An initial payment equal to the estimated Product royalties for the first calendar quarter of the Agreement (or the quarter following the review). Company may not recoup any of that payment against royalties due to MS or apply it against payments to any AR. If Company has complied with all material terms of this Agreement when it expires, MS will refund the initial payment amount (net of amounts due MS) within *** days of Company’s final royalty report and payment for Products distributed during the term of this Agreement.

(2)	A third party guarantee, performance bond, letter of credit, prepayment of royalties, or other security.

(3)	Periodic updated financial statements.

(4)	Written assurances of due performance.

Until the deposit amount and/or payment assurances is/are received and acceptable to MS, MS may suspend Company’s license rights or require ARs to refuse to fill Company’s orders.

(i)	Over-Reporting Error. If Company discovers an over-reporting error, Company shall report the error to MS in writing within *** calendar months after the end of the calendar month in which the Product was distributed.

(j)	Order Limits. MS may require ARs to refuse or limit orders placed by Company in quantities greater than Company will be able to make timely payment for or distribute. MS will give Company written notice if it takes this action.

(k)	Taxes and AR Charges Excluded. Royalties exclude any taxes, duties, fees, excises or tariffs imposed on any of the Company’s activities in connection with this Agreement. Company must pay these charges, taxes and other fees. Royalties also exclude any charges by the AR for COAs or APM.

(l)	Default Charge. Company must pay the Default Charge for each unit of Product distributed in violation of the terms of this Agreement. If Company cannot account for Product, those missing Products will be deemed to have been distributed in violation of this Agreement. The parties agree that the unauthorized distribution of Product would result in damages to MS that are impractical and difficult to ascertain. The parties also agree that the Default Charge is a reasonable and genuine estimate of the loss to MS. Payment of the Default Charge shall constitute MS’ sole and exclusive compensatory remedy in case of unauthorized distribution of Product, provided, that this does not limit MS’ ability to seek equitable relief in case of unauthorized distribution of same.

(m)	Damaged Materials. For COAs and APM damaged irreparably during the ordinary course of Company’s business, Company shall:

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(1)	Maintain a log of each damaged or destroyed COA. For each such COA, the log must include the date damaged or destroyed, Product name, COA number and cause of damage or destruction.

(2)	Return each damaged COA to the AR and/or MS Affiliate from which the COA was acquired as outlined in the Returns and Destruction Process on ECE.

(n)	Materials in Transit. Company assumes all risk of loss or damage to COAs and APM in transit between AR and Company.

4.	No Warranties

(a)	Each Product is licensed “as-is”. The OEM Customer and its end users bear the risk of using it. MS gives no express warranties, guarantees or conditions. To the extent permitted under applicable laws, MS excludes the implied warranties of merchantability, fitness for a particular purpose and non-infringement.

(b)	Neither MS nor its Suppliers shall have any liability for failure to deliver any Product by any particular date.

5.	Product Discontinuance and Returns

(a)	If MS or its Suppliers determine that a Product should not be distributed in a market, Company shall immediately stop distributing upon written notice.

(b)	Company shall defend, indemnify, and hold MS and its Suppliers harmless from and against all damages, costs and expenses, including reasonable attorneys’ fees, incurred due to Company’s continued distribution of Product after MS has notified Company to stop distributing the Product.

(c)	Replacement Units. No additional royalty shall accrue to MS for Product or Recovery Media that is shipped to replace a defective unit. Company must distribute such replacement units directly to OEM Customer and at no charge, except for the reasonable costs Company incurs for materials, shipping, and handling.

(d)	Returns. Company shall manage any returns of Product in accordance with the then-current Returns and Destruction Policy on the ECE.

6.	Limitations of Liability

(a)	Liability Cap

(1)	MS Parties have limited liability under this Agreement.

(i)	MS Parties’ liability is limited for each Product.

(ii)	MS Parties’ liability will not exceed ***% of the amount of actual payments by Company for such Product. This amount is also limited to payments during the original term of this Agreement.

(iii)	This limit includes MS’ duties arising under section 8.

(2)	The liability limit in this section 6(a) does not apply to any attorneys’ fees and expenses incurred by MS under section 8 only.

(b)	Exclusion of Certain Damages and Limitation of Types of Liability

(1)	Company agrees that the MS Parties shall not be liable to Company or to any third party for any of the following:

(i)	Economic damages (i.e., damages from loss of profits or revenues, business interruption and loss of business information or data).

(ii)	Consequential damages.

(iii)	Special damages.

(iv)	Incidental damages.

(v)	Indirect damages.

(vi)	Punitive damages.

(2)	Company agrees that the foregoing limitations apply:

(i)	Even if MS Parties have been advised of the possibility of such damages;

(ii)	Even in the event of any MS Parties’ fault, tort (including negligence), misrepresentation, strict liability or product liability; and

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(iii)	Even if any remedies fail of their essential purpose.

(c)	Release. Company releases MS Parties from all liability in excess of the limits in this section 6. This release includes any claim for indemnification or contribution even if such claims arise under local law.

7.	Product Support

(a)	This Agreement does not include technical support by MS to Company, OEM Customers or any end users. Company may be able to purchase technical support services from MS or a MS Party, under a separate agreement.

(b)	Company shall provide commercially reasonable support for the Products to OEM Customers. Company shall advise OEM Customers to contact Company for support.

(c)	For the term of this Agreement, Company shall maintain a valid technical support services contract for the Products through Microsoft OEM Services for Embedded Partners or with a third party for an equivalent level of such services. Instead of such a contract, upon request, MS will verify that Company itself provides an equivalent level of such services. If Company chooses to acquire support through MSCORP, Company agrees that MSCORP may charge applicable support fees under such contract.

(d)	Upon request, Company shall provide a copy of its current OEM Customer support policy for the Products. Company shall provide MS with *** days’ prior written notice of any substantive change in Company’s support policy for Products.

8.	Defense of Intellectual Property Infringement Claims

(a)	Coverage. MS agrees to defend, at MS’ expense, Company in a lawsuit or other judicial action, and pay the amount of any adverse final judgment (or settlement that MS consents to) from the lawsuit or judicial action, for any third party claims that Products (excluding Sample Code):

(1)	misappropriate a trade secret,

(2)	infringe any copyright or trademark rights, or

(3)	infringe any patents (except for patents that are alleged to be infringed by or essential to an implementation of a Standard - provided that this exception does not apply to third party claims where Company has merely distributed the Products in compliance with this Agreement and in the form as it was provided to Company by MS).

Each of these individually referred to in this Agreement as a “Claim”.

(b)	Conditions. In order for MS to have obligations for any Claim:

(1)	Company must promptly notify MS of the Claim;

(2)	MS must have sole control over defense and/or settlement of the Claim; and

(3)	Company must give MS reasonable assistance in the defense of the Claim (MS will reimburse Company for its reasonable out-of-pocket expenses that Company incurs in providing that assistance, excluding employee compensation or attorney’s fees).

(c)	Limitations

(1)	Trade Secret Claims. The terms “misappropriates” or “misappropriation” and “trade secret” are used as defined in the Uniform Trade Secrets Act. If this Agreement is governed by the laws of a jurisdiction outside the United States, in which case “misappropriation” will mean “intentionally unlawful use” and “trade secret” will mean “undisclosed information” as specified in Article 39.2 of the Agreement on Trade-Related Aspects of Intellectual Property Rights, including Trade in Counterfeit Goods (TRIPS Agreements).

MS has no duty or liability to the extent that the trade secret Claim is based on Company acquiring a trade secret

(i)	through improper means;

(ii)	under circumstances giving rise to an independent duty by Company to maintain secrecy or limit the use of the trade secrets; or

(iii)	from a party (other than MS or its suppliers) that owed a duty to maintain the secrecy or limit the use of the trade secret to the party asserting the trade secret Claim.

(2)	Patent Claims

(ii)	MS obligations for any patent Claims are limited to patent Claims where the Product (excluding Sample Code) software alone, without combination or modification, constitutes direct or contributory infringement of the patent.

(iii)	MS has no responsibility for damages attributable to the value of the use or distribution of a non-Microsoft product.

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(3)	Excluded Claims. MS has no duty or liability for any intellectual property infringement claim (including a Claim) based on Company’s manufacture, use, sale, offer for sale, importation or other disposition or promotion of Products or trademark in violation of the applicable Agreement, but only to the extent that such infringement claim results from such violation.

(4)	Mitigation. MS may give Company notice recommending that Company stop the manufacture, use, sale, offer for sale, importation or other disposition or promotion of Products or trademark due to a claim (including a Claim). MS has no duty or liability for an intellectual property infringement claim (including a Claim) based on Company’s manufacture, use, sale, offer for sale, importation or other disposition or promotion of a Product or trademark after *** days following the notice.

(5)	Failure to Mitigate. Company must reimburse MS and MSCORP for all damages, costs, and expenses (including reasonable attorneys’ fees) incurred because of Company’s manufacture, use, sale, offer for sale, importation or other disposition or promotion of Product or trademark after such ***-day notice.

(d)	Additional Options. If MS receives information concerning a Claim, MS may, at its option and expense, but without obligation to do so, undertake further actions such as

(1)	procure the copyright, trademark or patent rights or licenses to address the Claim, or

(2)	replace or modify the Product or trademark to make it non-infringing.

(e)	Injunctions. If (i) as a result of a Claim, a court enjoins Company or MS for distributing any Products, or (ii) as a result of a regulatory action, a regulatory agency prohibits or geographically restricts Company or MS from distributing any Products, and within *** days

(1)	the injunction, prohibition or restriction is not lifted,

(2)	MS has not procured a license or arranged a settlement that enables the shipment of the Products, and

(3)	MS has not modified the Products to make them non-infringing,

then Company may return the corresponding Products for credit as allowed in this Agreement and the then-current Resource Guide, solely for the remaining duration of the injunction relief, prohibition, or restriction.

9.	Records; Audit

(a)	Product Records. Company will maintain accurate and complete records related to its activities under this Agreement. These records include records related to distribution of Products, including COAs and APM.

(b)	Product Returns. Company may return Products. Each return must comply with the returns policy and procedure in the then-current Returns and Destruction Policy on the ECE.

(c)	Product Reports. Company will account for Products in inventory on a monthly basis. Products in inventory include Products at all Company facilities. Company will make this accounting available to MS upon request. The Product accounting will reconcile beginning and ending Product inventory. It will also include:

(1)	Product and APM acquisitions from ARs and MS Parties.

(2)	COA number ranges on the Runtime License envelopes with corresponding shipment dates.

(3)	OEM Customers’ returns.

(4)	COAs, Product and APM that cannot be distributed for any reason.

(5)	Product shipped as replacement units.

(d)	Discrepancy Payments. If Company discovers a discrepancy resulting in an underpayment to MS, Company will pay MS if there is a difference between the number of Runtime Licenses acquired by Company from ARs and MS Parties and:

(1)	The number of Runtime Licenses distributed by Company pursuant to this Agreement; plus

(2)	The number of Runtime Licenses that Company can verify are in the possession of Company; plus

(3)	The number of Runtime Licenses properly returned to the AR (or MS Affiliate, if applicable).

The payment amount will be the difference in units multiplied by the royalty rates that apply for the units. Company will submit a revised sales-out report and pay in accordance with section 3. If Company can show (to the reasonable satisfaction of MS) that Product was destroyed due to a Force Majeure Event, then it will not pay for those units of Product.

(e)	Company Records; MS Inspection

(1)	MS may inspect Company’s records related to compliance with this Agreement. MS will provide written notice to Company at least *** days before MS inspects these records.

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(2)	During the term of this Agreement, and for *** years after, Company must keep complete and accurate records relating to its performance under this Agreement.

(3)	Company will make the records available to MS at a single, readily accessible location.

(4)	MS may ask third parties to help inspect these records. These third parties will be certified or chartered public accountants. They will be independent from MS. The third parties will not be hired on a contingent fee basis.

(5)	MS will inspect the records during regular business hours.

(6)	MS may also inspect Company’s premises. Company will grant access to MS with the following limits.

(i)	MS will give Company *** days’ prior notice.

(ii)	MS’ access shall be limited. MS may only access areas where:

•	Product is stored or used;

•	Products are copied (if Company is an OM), stored, installed (if Company is an OM), used, or distributed; and

•	Company maintains its records.

(iii)	Company personnel may escort MS and the third parties helping MS. MS agrees that it will not unreasonably interfere with Company’s normal course of business.

(f)	Amounts Owed. MS will provide Company with a summary of MS’ findings and conclusions of each audit.

(1)	MS may determine Company did not report correctly. If so, Company will immediately pay the amount owed to MS.

(2)	MS may determine Company has intentionally breached this Agreement (or a previous Microsoft OEM Distribution Agreement for Software Products for Embedded Systems), or that the amount owed exceeds the Material Amount. If so, Company will also pay the costs of the audit plus a Default Charge for each unreported unit of Product.

(g)	MS will not do an audit more than once a year. However, MS may audit more than once a year if an audit finished during the preceding year revealed a Material Amount or an intentional breach of this Agreement.

10.	Non-Disclosure

Company shall keep confidential:

(a)	the terms of this Agreement, including, without limitation, the Royalty Rate Lists;

(b)	information on the ECE, MOO, DOC and in the Resource Guide;

(c)	information concerning current and potential OEM Customers;

(d)	any of the following with regard to MS or any of its Suppliers:

•	royalty rate information,

•	the terms of agreements concerning products,

•	license negotiations,

•	any information relating to released or unreleased software products,

•	the marketing or promotion of any product, and

•	business policies or practices that MS or its Suppliers disclose to Company that is non-public information, and

(e)	any other information that, in the circumstances surrounding the disclosure or in the nature of the information, ought in good faith to be treated as confidential.

11.	Assignment

Company may not assign this Agreement in whole or in part (by contract, merger, operation of law, or otherwise). Any attempted assignment in violation of this section shall have no effect. MS may assign this Agreement to a MS Affiliate as long as the assignment does not unreasonably and materially impair performance under the assigned Agreement. MS must give Company prior notice of the assignment. Failure to give notice will not affect the effectiveness of the assignment.

12.	DOC, MOO and ECE

Company shall comply with the terms and conditions in the DOC, MOO and ECE Schedule.

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

13.	Term

(a)	This Agreement is effective from the Start Date until the End Date. MS may extend the term of this Agreement for up to one year upon notice to Company. Company’s acquisition or distribution of Product during an extension signifies Company’s agreement to the terms of the extension. Both parties agree to be bound by the terms of any extension notification, if accepted by Company.

(b)	If Company enters into a new distribution agreement with MS that grants substantially similar rights for Products licensed under this Agreement (a “Successor Agreement”), Company may retain Product, if all the following are true.

(1)	The Products, are used in accordance with the terms and conditions of the Successor Agreement, including without limitation applicable royalties.

(2)	The Successor Agreement has an effective date no later than *** days following the termination or expiration of this Agreement.

(3)	MS has not objected in writing to such use within *** days following the effective date of the Successor Agreement.

(c)	If Company is currently licensed to distribute the Product under a valid agreement with MS (“Prior Agreement”), then as of the Start Date of this Agreement:

(1)	Company’s license to order and distribute the Product under the Prior Agreement shall cease; and

(2)	Company shall report and pay for the Product under the terms and conditions of this Agreement.

(d)	This Agreement does not create any express or implied obligation to renew or extend the Agreement or to continue the parties’ relationship on the same terms. Regardless of the number of renewals, this Agreement will always be a fixed term agreement and not an indefinite term agreement.

14.	Termination

(a)	Termination Without Cause. Either party may terminate this Agreement at any time without cause by giving the other *** days prior written notice.

(b)	Termination for Cause

(1)	Either party (“Non-Defaulting Party”) may terminate this agreement if the other party (“Defaulting Party”) materially fails to perform or comply with any provision of this Agreement.

(2)	MS may terminate this Agreement if Company

(i)	submits “zero dollar” royalty reports for *** consecutive calendar months;

(ii)	materially fails to comply with any surviving payment obligation under a prior Microsoft OEM Distribution Agreement for Software Products for Embedded Systems; or

(iii)	becomes insolvent, enters bankruptcy or similar proceedings under applicable law; admits in writing its inability to pay its debts; or makes or attempts to make an assignment for the benefit of creditors.

(Section 14(b) collectively defined as “Defaults”.)

(c)	Bankruptcy. If an event described in section 14(b)(2)(iii) occurs, then:

(1)	Company’s distribution rights under this Agreement will be suspended as of the date such event occurs; and

(2)	Termination is effective upon notice to Company or, if later, as soon as permitted by applicable law.

(d)	End of Agreement. Termination will be effective:

(1)	*** days after notice (including reasons for termination) by the party terminating this Agreement, provided the Defaults have not been cured within that period; or

(2)	If the cause for termination is not curable during that time, termination will take effect promptly upon notice from the party terminating this Agreement.

(e)	Effect of Termination. Upon termination or expiration of this Agreement, all Company’s license rights shall immediately cease.

(1)	Company shall immediately cease distribution of all Products.

(2)	Within *** business days from expiration or termination of the Agreement, Company shall return:

(i)	All Products in inventory to an AR per the Returns and Destruction Policy on ECE;

(ii)	All CLA and ARA forms to MS at the address indicated in the Notices Schedule; and

(iii)	Any other property of any MS Party that Company possesses to MS at the address indicated in the Notices Schedule.

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(f)	Upon notice that this Agreement is expiring or to be terminated, each party must assist the other to wind-down their respective obligations under this Agreement in an orderly manner.

(g)	When this Agreement terminates or if MS suspends Company’s distribution rights (as provided in section 14(c) above), MS may take any actions that may be advisable to prevent unauthorized distribution of Products then in Company’s inventory and to ensure timely return or destruction of such Products.

(h)	Neither party will be responsible to the other for any costs or damages resulting from ending this Agreement under this section 14.

15.	Notices

(a)	Written Notice. All notices must be in writing, in the English language, on the notifying party’s letterhead, and signed by an authorized representative of that party (“Party Written Notice’).

(b)	Methods of Notice. Each party may also provide notice by sending the scanned Party Written Notice by:

(1)	fax to the fax number listed in the Notices Schedule; or

(2)	email at the email address listed in the Notices Schedule.

In addition, only for updates or changes to information, instructions or forms (but not this Agreement), MS may give Company notices, authorizations and requests by posting them to the DOC, ECE or MOO.

(c)	Deemed Received. The parties must address all notices, authorizations, and requests related to this Agreement as stated in the Notices Schedule. Notices will be deemed received *** days after any of the following occur:

(1)	for notice by MS regarding updates or changes to MS information, instructions, or forms: when MS sends the notice via email or posts it on DOC, MOO or the ECE.;

(2)	for fax or email notices: when notice is sent via fax or email;

(3)	for a notice address in the U.S.A.: when the notice is deposited in the U.S.A. mails, postage prepaid, certified or registered, return receipt requested;

(4)	for a notice address in a member country of the EU or EFTA: when the notice is deposited in the EU or EFTA mails, prepaid recorded delivery; or

(5)	for notice sent by air express courier, charges prepaid: when the notice is sent by air express courier.

(d)	Address Schedule. Company shall keep all information in the Address Schedule complete and current. Within *** days of any change of information required in the Address Schedule, Company shall notify MS of such change as set forth above.

(e)	Company Ownership or Name Change. If there has been a change in the Company ownership (by contract, merger, operation of law or otherwise) or Company name change, then MS may require Company:

(1)	to provide MS with additional information and relevant documents relating to the circumstances of the change; and

(2)	to enter into a new Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, if it is determined that there has been a change in ownership.

(f)	DOC / MOO / ECE. Information posted on the DOC, MOO and ECE may change without notice until the effective date of such information. MS may correct errors in information posted on the DOC, MOO and ECE or update posted documents after the Start Date by sending notice to Company.

16.	Choice of Law; Jurisdiction and Venue; Attorneys’ Fees

(a)	MSLI. If MS is defined as MSLI, Washington State law governs this Agreement and any claims for breach of this Agreement, regardless of conflict of laws principles. The federal courts in Washington State or New York State are the exclusive venues for all disputes arising from this Agreement. The state courts of Washington State are the exclusive venue if there is no federal subject matter jurisdiction. Each party consents to the exercise of personal jurisdiction by these courts. Each party agrees that it cannot revoke this consent.

(b)	MIOL. If MS is defined as MIOL, the laws of Ireland govern this Agreement and any claims for breach of this Agreement, regardless of conflict of laws principles. The courts of Ireland are the exclusive venues for all disputes arising from this Agreement. Each party consents to the exercise of personal jurisdiction by these courts. Company agrees, for the benefit of MS and MS Affiliates that the courts of Ireland will have jurisdiction to hear and determine any suit, action, or proceedings that may arise out of or in connection with this Agreement. For those purposes, Company submits to the jurisdiction of those courts. Each party agrees that it cannot revoke this consent.

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(c)	MCCL. If MS is defined as MCCL, the laws of the People’s Republic of China govern this Agreement. Company consents to submit any disputes arising from and/or in connection with this Agreement, and all related matters to the binding arbitration at the CIETAC in Beijing. Proceedings will be held in accordance with CIETAC’s arbitration rules in effect at the time of applying for arbitration. The arbitration award is final and binding upon both parties as long as the arbitration rules were substantially complied with in all material respects. Nothing in this Agreement shall prevent MS or its Suppliers from seeking injunctive or provisional relief with respect to a violation of intellectual property rights, the confidentiality obligations under those agreements, or enforcement or recognition of any award or order in any appropriate jurisdiction.

(d)	Injunctive Relief. MS may pursue injunctive relief against Company in any forum to protect intellectual property rights. If MS pursues injunctive relief in a forum other than those specified in this section, MS will give prior notice to Company. No notice is required if MS reasonably determines that doing so will prevent it from reasonably protecting its intellectual property.

(e)	UN Convention. The United Nations Convention on Contracts for the International Sale of Goods does not apply to this Agreement.

(f)	Attorney’s Fees. If either party employs attorneys to enforce any rights related to this Agreement, the primarily prevailing party will be entitled to recover its reasonable attorneys’ fees, costs and other expenses.

(g)	This Agreement shall be written and executed only in the English language, which shall be controlling in all respects. If MS provides a translation or summary of this Agreement in any other language to Company, such translation or summary shall be non-binding and for reference purposes only, and shall not constitute an amendment, modification or interpretation of this Agreement.

17.	Government Regulations

(a)	Applicable Laws and Regulations. The Products are subject to U.S. and European Union export jurisdiction. Releases or versions of certain Products may be subject to particular restrictions under the laws and regulations of a certain country or territory. MS Parties and Company will comply with all international and national laws and regulations that apply to the Products. These laws include

•	U.S. Export Administration Regulations; and,

•	importation, manufacturing, end user, end-use and destination restrictions issued by U.S. and other governments.

For additional information on exporting Products from the U.S., see ***.

(b)	Government Approvals. Company must obtain any required local government approvals, at their own expense.

(c)	Additional Information. Company may require additional information about the Products in order to comply with applicable laws and regulations. Upon request, MS will provide Company with non-confidential Product information that Company reasonably requires, if available.

(d)	Anti-Corruption and Anti-Money Laundering Policy. MS and Company are committed to observing the standards of conduct set forth in the anti-corruption and anti–money-laundering laws of the countries/regions in which they operate. MS and Company agree to the following policy.

(1)	Compliance with Anti-Corruption Laws. MS and Company will comply with all applicable anti-corruption laws, including the United States Foreign Corrupt Practices Act (“FCPA”). No MS or Company representative shall, directly or indirectly, offer or pay anything of value (including gifts, travel, entertainment expenses, and charitable donations) to any official or employee of any government, government agency, political party, or public international organization, or any candidate for political office, to (i) improperly influence any act or decision of such official, employee, or candidate for the purpose of promoting the business interests of the other party in any respect, or (ii) otherwise improperly promote the business interests of the other party in any respect.

(2)	Anti–Money Laundering. No MS representative shall use its relationship with Company to attempt to disguise the sources of illegally obtained funds. No Company representative shall use its relationship with Microsoft to attempt to disguise the sources of illegally obtained funds.

(3)	No Retaliation. MS and Company will not retaliate against anyone who has, in good faith, reported a possible violation of this section 17(d) or refused to participate in activities that violate this section 17(d).

18.	General

(a)	Entire Agreement. This Agreement constitutes the entire agreement between the parties for the Products. Except as expressly provided in this Agreement, this Agreement may be modified only by a writing executed by each of the parties.

(b)	Relationship of the Parties. The parties agree that this Agreement will not be construed as creating a partnership, joint venture or agency relationship or as granting a franchise.

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(c)	No Waiver. No waiver of any breach of any part of this Agreement will be a waiver of any other breach. Any waiver must be in writing and signed by an authorized representative of the waiving party.

(d)	Severability. If a court of competent jurisdiction finds any term of this Agreement illegal, invalid or unenforceable, the remaining terms will remain in full force and effect.

(e)	Interpretation. The headings and titles of the provisions of this Agreement are for convenience only and do not affect the interpretation of any provision. Unless specifically stated, the plural shall include the singular.

(f)	Force Majeure. “Force Majeure Event” means fire, casualty, or an act caused exclusively by forces of nature, riot, terrorist act, war, labor dispute, material changes in applicable law or regulation, or decree of any court. Force Majeure Event does not include theft. Neither party will be liable for failing to perform under this Agreement to the extent that a Force Majeure Event caused the failure. The party subject to the Force Majeure Event must give the other party notice within a commercially reasonable time. As soon as the Force Majeure Event stops, the party must perform the obligations that were not performed. If COAs are damaged or destroyed due to a Force Majeure Event, Company may be eligible to receive a royalty credit for those COAs. To receive a royalty credit Company must (1) provide the COA numbers and (2) reasonably demonstrate to MS that the COAs were damaged or destroyed due to a Force Majeure Event. Company must provide documentation related to the damaged or destroyed COAs (e.g., insurance claim documentation, police reports, etc.). If any of those COAs are found to have not been damaged or destroyed as claimed, Company agrees that it will immediately repay to MS the entire amount of the credit or refund received and a Default Charge for each of those COAs. Company must report any destroyed COAs and return any damaged COAs in accordance with the COA return timeframe requirements of the Resource Guide.

(g)	MS Affiliate. Some provisions in this Agreement include Company’s covenants and obligations to MS and MS Affiliates. Some provisions are for the benefit of MS and MS Affiliates. Company acknowledges and agrees that each MS Affiliate is entitled to its own right to require due performance by Company. To the extent necessary to establish an MS Affiliate’s rights and benefits, MS enters into this Agreement, not only in its own right, but also as an agent for each such MS Affiliate.

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

OEM VOLUME ROYALTY PROGRAM SCHEDULE

MS may offer an OEM Volume Royalty Program (“OVRP”). The OVRP enables Company to offer a *** royalty (“OVRP royalty rate”) to OEM Customers that commit to distributing a specified high volume of Products (“OVRP Customer”) installed on registered designs over a *** period (“OVR Project”).

Company may qualify to participate in the OVRP as described in the OVRP Guidelines on ECE and by registering OVR Projects in the Design Registration / OVRP Online Tool in MOO.

Company and OVRP Customer can participate in the OVRP provided that:

(a)	Company has a valid Microsoft OEM Distribution Agreement For Software Products For Embedded Systems, and

(b)	OVRP Customer has a valid CLA in place.

1.	Term and Termination

Each OVRP period (“OVRP Period”) is ***.

The term of each OVR Project begins on the agreed start date until the earlier of:

(a)	*** from that date, unless both Company and MS agree to extend the OVR Project to a *** OVRP Period;

(b)	termination or expiration of the CLA (if the OVRP Customer and MS do not enter into a successor agreement); or

(c)	OVRP Program is cancelled as notified by MS.

Any violation of the terms of this Schedule is grounds for termination under section 14 of this Agreement.

2.	*** Royalty Terms

(a)	The OVRP royalty rate applies only to Products shipped for the specified OVR Project, as registered and approved by MS in the Design Registration / OVRP Online Tool in MOO. Company will offer the OVRP royalty rate to OVRP Customers only. The volume commitments and royalty rates for OVRP are listed in the OVRP End Items List and Royalty Rate List, respectively both of which are posted on ECE.

(b)	Company agrees to pay MS the total royalties due for the Products distributed for the specified OVR Project to the OVRP Customer at the OVRP royalty rate as listed in the then-current Royalty Rate List on the ECE.

(c)	Company will be notified via ECE or email if MS changes its OVRP royalty rates. Such royalty rate changes will be effective on the first date of the calendar month following such notice.

3.	Written Agreement with OVRP Customer

***

4.	Reporting

Company shall include Product shipped under each OVR Project in its monthly sales-out report as described in the Reporting Guidelines on the ECE.

***

6.	Windows Embedded Design Referral Program

The following requirements apply for any OVRP Project referred by a company meeting the eligibility requirements for receipt of *** (a “Program Participant”) under the Windows Embedded Design Referral Program (the “Design Referral Program”) Design Referral Program requirements are described in a separate Design Referral Program Agreement agreed to by Program Participants.:

(a)	Affiliate Restriction

If Company becomes an Affiliate of any Program Participant, Company must notify MS. A Program Participant will not be entitled to earn *** under the Design Referral Program if it is an Affiliate of Company. In addition, the Program Participant will no longer receive *** on any active OVR Projects after such Program Participant becomes an Affiliate of Company. For purposes of this restriction, an “Affiliate” means any entity that directly or indirectly controls, is controlled by, or is under common control with the Program Participant.

(b)	Company Restrictions

(1)	An opportunity referred by a Program Participant cannot be registered as an OVR Project if the underlying design and designated OEM Customer are already registered in the Design Registration / OVRP Online Tool. Company acknowledges MS’ right to (i) review the design opportunity to ensure this restriction is complied with and (ii) reject any OVR Project in the Design Registration / OVRP Online Tool if the underlying design was previously registered with that designated OEM Customer.

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

(2)	Company must not submit a registration for an OVR Project with an OEM Customer if Company previously had knowledge of the same design opportunity from a Program Participant and rejected that opportunity when presented to Company by the Program Participant.

(c)	Design Referral Program participant Access to Company Information

Company acknowledges that Program Participants will have restricted access to the Design Registration / OVRP Online Tool as part of their participation in the Design Referral Program. As a result, Program Participants will have visibility to license sales volumes related to opportunities the Program Participants refer to Company that then become OVR Projects. Company agrees that MS may provide Program Participant access to this Company sales information in connection with the Design Referral Program even if this disclosure would not be permitted by a non-disclosure agreement between MS and Company.

(d)	Sales-Out Report

With respect to each OVR Project referred by a Program Participant , Company agrees that it must include the CLA number for the applicable OVRP Customer and the OVR Project number in its monthly sales-out report as described in the Reporting Guidelines on the ECE.

***

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

DOC, MOO AND ECE SCHEDULE

1.	Additional Definitions. For purposes of this Schedule:

(a)	“Company Administrators” means the Users designated by Company on the Reporting and Payment Schedule.

(b)	“Password Information” means passwords, encryption keys or other identifiers used for the Sites’ security.

(c)	“Sites” means DOC, MOO and the ECE.

(d)	“User” means an officer, employee, consultant or other person or agent of Company who has, or who creates the appearance of having authority from Company to use the Sites on Company’s behalf.

2.	Terms of Use

(a)	This section, the terms of the Resource Guide and the terms posted on the Sites apply to Company’s use of the Sites. MS may update those terms from time to time. Company must:

(1)	cause its Company Administrators and Users to comply with those terms, and

(2)	not cause any harm to the Sites.

(b)	Company must give MS not less than 48 hours’ notice prior to changing the Company Administrator(s). Notices for those changes should be sent to *** or *** (email aliases for MOO and the ECE respectively).

3.	Suspension or Termination

MS may suspend or terminate authorities, or suspend or block access to all or any part of the Sites or to any information. Whenever possible, MS will provide prior notice of such action.

4.	Company agrees neither MS nor any of its agents shall have any liability for any failure to provide a level of security greater in connection with the ECE than that generally afforded by the use of ***.

5.	No Warranty and Limited Liability. MS provides each Site “as is”. The warranty disclaimers, damage exclusions and limitations of remedies in this Agreement all apply to each of the Sites and to their information, functionality, services, and availability or lack thereof. Company will not rely on or treat any Site information as an express warranty.

6.	MS reserves the right to change or discontinue all or any portion of the Sites at any time. Users may make a copy of Site information to document Company’s transactions or other information. MS will retain *** years of transactional records. MS will have no duty to retain or make available Site information or records for later access.

7.	The Sites are not open to the public and the way they function and all information on them shall be treated as confidential information under section 10 of the Agreement. Company agrees not to distribute any Supplement Code accessed on ECE to any third party, unless expressly authorized by MS to do so.

8.	Responsibility for Use of the Sites

(a)	All actions taken by any User at or in relation to a Site shall legally bind Company if any of the following are true.

(1)	The User has supplied Password Information.

(2)	Company or Users failed to keep Password Information secure. The failure caused or contributed to creation of an appearance that actions taken on a Site were being taken by, or on behalf of, Company.

(3)	Company had approved, allowed or accepted benefits or use of the Site by a person purporting to be its agent.

(b)	However, if Password Information is used to cause harm or damage to Company or MS by a person who obtained it by means that could not have been prevented by complying with this Schedule, then such acts taken with Password Information will not be attributed to Company under this section 8(a). However, these acts may be attributed to MS, Company or others under principles of equity or law pertinent to the act in question.

9.	DOC. MS may provide additional or successor online tools or websites to be used by Company in the normal course of its business with MS. Company agrees to use such resources for all intended purposes.

10.	Access to Sites. Only the Company Administrators may grant or terminate Users’ access to or other authorities for, DOC, MOO and ECE. Company Administrators must keep Password Information secure from unauthorized access.

11.	Electronic Signature Tool. As part of the MS OEM operations initiative, MS may provide an online tool or website to be used by Company for digital signatures of Company channel documents. If Company elects to use the tool, Company agrees to use such resource for all intended purposes.

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

12.	Privacy and Data Protection

(a)	In this section, “Personal Information” means any information provided by MS or collected or processed for MS by Company in connection with this Agreement:

(1)	That identifies or can be used to identify, contact, or locate the person to whom such information pertains, or

(2)	From which identification or contact information of an individual person can be derived.

Personal Information includes, but is not limited to: name, address, phone number, fax number, email address, social security number or other government-issued identifier, and credit card information. In addition, to the extent any other information (such as a personal profile, unique identifier, biometric information, or IP address) is associated or combined with Personal Information, then such information also will be considered Personal Information.

(b)	Any Personal Information collected, processed or accessed by Company in compliance with this Agreement shall be limited to that which is strictly necessary to perform such services or to fulfill any legal requirements.

(c)	Company shall use such Personal Information only as necessary to perform the services in accordance with this Agreement and not for any other purpose whatsoever. Company shall maintain such Personal Information in strict confidence in accordance with the provisions of section 10. Company shall not share any Personal Information with any third parties for any reason except as authorized by MS in writing. If Company is served with a court order compelling disclosure of any Personal Information or with notice of proceedings for such an order, Company will

(1)	oppose the order,

(2)	notify MS of such order or notice, and

(3)	provide MS the opportunity to intervene before Company files any response to the order or notice.

(d)	Company will take reasonable steps to protect any Personal Information in Company’s possession and immediately notify MS of any known security breach from:

•	Unauthorized use,

•	Access,

•	Disclosure,

•	Alteration, or

•	Destruction.

Security measures shall include access controls, encryption or other means, where appropriate. Company agrees to conduct an audit on at least an annual basis to evaluate the security of Personal Information in Company’s possession and to verify that the terms of this Agreement with respect to Personal Information are being followed. The results of such audit shall be made available to MS on request.

(e)	Upon request from MS, Company shall provide MS with any or all Personal Information in Company’s possession. Company shall within *** days of termination or expiration of this Agreement, at MS’ sole discretion either:

(1)	Provide MS with all documents and materials (including any and all copies) containing Personal Information which are in its possession or under its control; or

(2)	Destroy all such specified documents and materials (including any and all copies in any and all formats) and provide MS with a certificate of destruction signed by an officer of Company.

CONFIDENTIAL

Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, #*** dated July 01, 2010 between MS and B SQUARE CORPORATION

Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.